UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW, Suite 200, Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of FS Bancorp, Inc. (the "Company") was held on May 25, 2017 ("Annual Meeting").

(b)
There were a total of 3,065,266 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 2,595,829 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company's Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following three individuals were elected as directors for three-year terms:
	FOR		WITHHELD		BROKER NON- VOTES
	No. of Votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes

Michael J. Mansfield	1,955,285	98.87%	22,291	1.13%	618,253
Margaret R. Piesik	1,954,185	98.82%	23,391	1.18%	618,253
Mark H. Tueffers	1,954,285	98.82%	23,291	1.18%	618,253

Based on the votes set forth above, Michael J. Mansfield, Margaret R. Piesik and Mark H. Tueffers were duly elected to serve as directors of the Company for a three-year term expiring at the annual meeting of shareholders in 2020.

The terms of Directors Joseph C. Adams, Joseph P. Zavaglia, Judith A. Cochrane, Ted A. Leech and Marina Cofer-Wildsmith continued.

Proposal 2.  An advisory (non-binding) vote to approve the compensation of the Company's named executive officers.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
1,797,142	43,558	136,876	618,253

Based on the votes set forth above, the compensation of the Company's named executive officers was approved by shareholders.
Proposal 3.  Ratification of the appointment of Moss Adams LLP as the Company's independent auditors for the year ending December 31, 2017.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
2,522,636	20,179	53,014	N/A

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company's independent auditors to serve for the year ending December 31, 2017 was duly ratified by the shareholders
(c) None.
(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS BANCORP, INC.

Date: May 26, 2017	/s/Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer (Principal Financial and Accounting Officer)